Exhibit (11) under N-1A
                                               Exhibit 23 under Item 601/Reg SK




                          ARTHUR ANDERSEN LLP

                       Pittsburgh, Pennsylvania

               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 33 to Form N-1A Registration Statement of Federated Short-Term Municipal Trust of our report dated July 25, 1997, on the financial statements as of June 30, 1997, included in or made a part of this registration statement.

By: ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania,
August 21, 1997